UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2010

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108	51-0020270
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank
12 Read’s Way
New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7315

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

As permitted by the terms of the transaction documents, Discover Bank is taking the following actions affecting outstanding investor certificates of Discover Card Master Trust I (DCMT) and outstanding DiscoverSeries notes of the related Discover Card Execution Note Trust (DCENT). These actions are being taken in response to one of the rating agencies adjusting its methodology to give greater consideration to the effect the financial strength of a credit card bank sponsor (Discover Bank is originator of the credit card receivables and master servicer of DCMT and DCENT) may have on the performance of the sponsor’s underlying credit card asset-backed securities. These actions are designed to support the existing credit ratings of the securities issued by DCMT and DCENT.

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Increase in Required Subordination to Provide Additional Credit Enhancement to Certain Outstanding DiscoverSeries Notes. Pursuant to Section 2.02 of the Terms Documents establishing certain outstanding tranches of DiscoverSeries notes (the “Terms Documents”), each by and between DCENT and U.S. Bank National Association, Discover Bank has caused DCENT to increase the required subordination provided to each such tranche. To implement these increases, DCENT has entered into the Omnibus Amendment to Terms Documents, dated as of January 13, 2010, between DCENT and U.S. Bank National Association. A copy of the Omnibus Amendment to Terms Documents is attached as Exhibit 4.1 hereto.

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Increase in Series Investor Interest of Series 2009-CE to Provide Additional Credit Enhancement to Certain Outstanding Series of Investor Certificates. Pursuant to Section 31 of the Series Supplement, dated as of July 24, 2009, with respect to Series 2009-CE (the “2009-CE Series Supplement”), between Discover Bank and U.S. Bank National Association, Discover Bank has caused DCMT, in connection with the issuance of additional Series 2009-CE Certificates of DCMT described in Item 8.01 below, to amend the Series Term Sheet relating to the 2009-CE Series Supplement. The Series Term Sheet relating to the Series 2009-CE Series Supplement was amended on January 13, 2010. A copy of the amended Series Term Sheet is attached as Exhibit 4.2 hereto.

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Amendment to Series 2009-SD. Pursuant to Section 13.01 of the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended (the “Pooling and Servicing Agreement”), between Discover Bank and U.S. Bank National Association, Discover Bank has caused DCMT to amend the Series Supplement, dated as of September 23, 2009, with respect to Series 2009-SD (the “Series 2009-SD Supplement”), between Discover Bank and U.S. Bank National Association, to (a) change the timing of automatic increases in the series investor interest of Series 2009-SD, so that the series investor interest increases at the time of each new issuance of securities by DCMT or DCENT, and (b) delay the Series 2009-SD Class Expected Final Payment Date or the Series Termination Date, as applicable, in the event of an extension of the Class Expected Final Payment Date of certain outstanding series. To implement these amendments, Discover Bank has entered into the First Amendment to Series 2009-SD Supplement, dated as of January 13, 2010, between Discover Bank and U.S. Bank National Association. A copy of the First Amendment to Series 2009-SD Supplement is attached as Exhibit 4.3 hereto.

Item 8.01	Other Events

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Increase in Principal Amount of Class D(2009-1) Notes. On January 13, 2010, pursuant to Section 2.03 of the Note Purchase Agreement (the “Note Purchase Agreement”), dated as of July 2, 2009, among Discover Card Execution Note Trust, Discover Bank, and the purchasers named therein and Section 2.06 of the Class D(2009-1) Terms Document, dated as of July 2, 2009, by and between Discover Card Execution Note Trust and U.S. Bank National Association, Discover Bank increased the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes. The increase in the Outstanding Dollar Principal Amount of the Class D(2009-1) Notes was in the amount of $527,230,903, resulting in, after giving effect to principal payments to be made on the January 15, 2010 Distribution Date, an Outstanding Dollar Principal Amount of the Class D(2009-1) Notes of $1,294,022,347, which is 10.5% of the outstanding notes of DCENT including the Class D Notes. The Class D(2009-1) Notes were sold to purchasers in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The Notes were sold at par value for cash, with no applicable underwriting discounts or commissions. In connection with this increase, the investor interest in receivables represented by the collateral certificate issued by DCMT that secures the DiscoverSeries Notes was increased.

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Increase in Series Investor Interest of Series 2009-CE. On January 13, 2010, pursuant to Section 2.03 of the Certificate Purchase Agreement (the “2009-CE Certificate Purchase Agreement”), dated as of July 24, 2009, between Discover Bank and the purchasers named therein and Section 31 of the Series 2009-CE Supplement, Discover Bank issued an additional $536,430,214 of the Series 2009-CE Certificates. The Series 2009-CE Certificates were issued in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The Series 2009-CE Certificates were sold at par value for cash, with no applicable underwriting discounts or commissions. After giving effect to the additional issuance, the Series Investor Interest of Series 2009-CE was increased, resulting in a Series Investor Interest of $1,438,039,799, and the available subordinated amount for each senior series of DCMT was increased.

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Increase in Series Investor Interest of Series 2009-SD Certificates. On January 13, 2010, pursuant to Section 2.03 of the Certificate Purchase Agreement (the “Series 2009-SD Certificate Purchase Agreement”), dated as of September 23, 2009, between Discover Bank and the purchasers named therein and Section 31 of the Series 2009-SD Supplement, Discover Bank increased the Series Investor Interest of the Series 2009-SD Certificates. The increase in the Series Investor Interest of the Series 2009-SD Certificates was in the amount of $21,273,222, which resulted in, after giving effect to principal payments to be made on the January 15, 2010 Distribution Date, a Series Investor Interest of $529,346,623. The Series 2009-SD Certificates were sold to purchasers in reliance upon the exemption contained in Section 4(2) of the Securities Act of 1933, as amended. The Certificates were sold at par value for cash, with no applicable underwriting discounts or commissions.

Item 9.01	Exhibit

Exhibit No.	Description
4.1	Omnibus Amendment to Terms Documents, dated as of January 13, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.2	Series Term Sheet with respect to Series 2009-CE Series Supplement, dated as of July 24, 2009, as amended on January 13, 2010.

4.3	First Amendment to Series 2009-SD Supplement, dated as of January 13, 2010, between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: January 13, 2010	By:	/S/ MICHAEL F. RICKERT
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBIT

Exhibit No.	Description
4.1	Omnibus Amendment to Terms Documents, dated as of January 13, 2010, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

4.2	Series Term Sheet with respect to Series 2009-CE Series Supplement, dated as of July 24, 2009, as amended on January 13, 2010.

4.3	First Amendment to Series 2009-SD Supplement, dated as of January 13, 2010, between Discover Bank, as Master Servicer, Servicer and Seller, and U.S. Bank National Association, as Trustee.